UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2025
BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500		60045-3420
Mettawa	Illinois
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.75 per share	BC	New York Stock Exchange
Chicago Stock Exchange
6.500% Senior Notes due 2048	BC-A	New York Stock Exchange
6.375% Senior Notes due 2049	BC-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the May 7, 2025 Annual Meeting of Shareholders (Annual Meeting) of Brunswick Corporation, Nancy E. Cooper, David C. Everitt, Reginald Fils-Aime, Lauren P. Flaherty, David M. Foulkes, Joseph W. McClanathan, David V. Singer, J. Steven Whisler, Roger J. Wood, and MaryAnn Wright were elected as directors of the Company for terms expiring at the 2026 Annual Meeting of Shareholders. The number of shares voted with respect to these directors were:

Nominee	For	Against	Abstain	Broker Non-Votes
Nancy E. Cooper	58,124,581	1,308,472	66,809	2,333,738
David C. Everitt	57,519,555	1,930,409	49,898	2,333,738
Reginald Fils-Aime	59,072,456	376,176	51,230	2,333,738
Lauren P. Flaherty	59,057,352	390,886	51,624	2,333,738
David M. Foulkes	57,396,863	2,050,820	52,179	2,333,738
Joseph W. McClanathan	59,049,497	399,683	50,682	2,333,738
David V. Singer	57,716,029	1,725,180	58,653	2,333,738
J. Steven Whisler	57,528,986	1,920,587	50,289	2,333,738
Roger J. Wood	57,894,867	1,554,378	50,617	2,333,738
MaryAnn Wright	58,272,419	1,162,307	65,136	2,333,738

At the Annual Meeting, shareholders voted for a non-binding resolution approving the compensation of the Company's named executive officers pursuant to the following vote:

Number of Shares
For	57,458,140
Against	1,842,560
Abstain	199,162
Broker Non-votes	2,333,738

At the Annual Meeting, shareholders ratified the Audit and Finance Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2025 pursuant to the following vote:

Number of Shares
For	60,830,454
Against	877,081
Abstain	126,065
Broker Non-votes	—

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: May 12, 2025	By:	/S/ CHRISTOPHER F. DEKKER
Christopher F. Dekker
Executive Vice President, General Counsel, Secretary and Chief Compliance Officer